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EXHIBIT 10.50(a)


                         ATLANTIC COAST AIRLINES, ISSUER
                    ATLANTIC COAST AIRLINES, INC., GUARANTOR

                               PURCHASE AGREEMENT

                                                                                September 19, 1997

Morgan Stanley & Co.
Incorporated
1585 Broadway
New York, New York  10036-8293

Dear Sirs:

                  Atlantic Coast Airlines, a California corporation (the "Company"), in connection with the financing of (i) the debt portion of ten leveraged aircraft leases and (ii) the purchase of four aircraft, proposes that First National Bank of Maryland, as trustee (the "Trustee"), issue and sell to you (the "Placement Agent") its Pass Through Certificates, Series 1997-1 in the aggregate principal amounts and with the interest rates and final distribution dates set forth on Schedule I hereto (the "Certificates") on the terms and conditions stated herein. The aggregate principal amount of Certificates due on each such final distribution date is referred to as a "Pass Through Certificate Designation".

                  The Certificates will be issued pursuant to four separate pass through trust agreements each to be dated as of September 25, 1997 (collectively the "Pass Through Trust Agreements") among Atlantic Coast Airlines, Inc., a Delaware corporation (the "Guarantor"), the Company and the Trustee. The Pass Through Trust Agreements are related to the creation and administration of Atlantic Coast Air Pass Through Trust Series 1997-1A (the "Class A Trust"), Atlantic Coast Airlines Pass Through Trust Series 1997-1B (the "Class B Trust"), Atlantic Coast Airlines Pass Through Trust Series 1997-1C (the "Class C Trust") and Atlantic Coast Airlines Pass Through Trust Series 1997-1D (the "Class D Trust", and together with the Class A Trust, the Class B Trust and the Class C Trust, the "Trusts"). Certain amounts of interest payable on the Certificates to be issued by the Class A Trust, the Class B Trust and the Class C Trust will be entitled to the benefits of a separate liquidity facility for each such Trust. ING Bank N.V. (the "Liquidity Provider") will enter into three separate revolving credit agreements (each, a "Liquidity Facility") to be dated as of September 25, 1997 for the benefit of the holders of the Certificates issued by the Class A Trust, the Class B Trust and the Class C Trust, respectively. The Liquidity Provider and the holders of the Certificates will be entitled to the benefits of an Intercreditor Agreement to be dated as of September 25, 1997 (the "Intercreditor Agreement") among the Trusts, First National Bank of Maryland, as Subordination Agent (the "Subordination Agent"), and the Liquidity Provider.

                  The Certificates will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on exemptions therefrom.

                  In connection with the sale of the Certificates, the Guarantor and the Company have prepared a preliminary offering memorandum (the "Preliminary Memorandum") and will prepare a final offering memorandum (the "Final Memorandum" and, with the Preliminary Memorandum, each a "Memorandum") setting forth or including a description of the terms of the Certificates, the terms of the offering and a description of the Company and its business.

                  Capitalized terms not otherwise defined in this Agreement shall have the meanings specified therefor in the Pass Through Trust Agreements or in the Indentures referred to in the Pass Through Trust Agreements; provided that as used in this Agreement, the term "Operative Agreements" shall include the Pass Through Trust Agreements.

                  1.       Representations  and  Warranties.  The Guarantor and the Company  represent and warrant to, and agree with, you that as of the date hereof:

                  (a) The Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Placement Agent to confirm sales and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(a) do not apply to statements or omissions in either Memorandum based upon information relating to the Placement Agent furnished to the Guarantor or the Company in writing by the Placement Agent through you expressly for use therein.

                  (b) Each of the Guarantor and the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and to perform its obligations under this Agreement and the Operative Agreements to which it is, or is to be, a party; each of the Guarantor and the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Guarantor and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (c) This Agreement has been duly authorized, executed and delivered by the Guarantor and the Company.

                  (d) On or prior to the Closing Date, the issuance of the Certificates will be duly authorized by the Trustee. When executed, authenticated, issued and delivered in the manner provided for in the related Pass Through Trust Agreement and sold and paid for as provided in this Agreement, each of the Certificates will be valid and binding obligations of the Trustee entitled to the benefits of the related Pass Through Trust Agreement, enforceable against the Trustee in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

                  (e) On or prior to the Closing Date, the issuance of the Equipment Notes will be authorized by the related Owner Trustee or the Company, as the case may be. When duly executed and delivered by the related Owner Trustee, or the Company, as the case may be, and duly authenticated by the Indenture Trustee in accordance with the terms of the related Indenture, each of the Equipment Notes will be duly issued under such related Indenture and will constitute the valid and binding obligations of such Owner Trustee or the Company, as the case may be, and the holders thereof will be entitled to the benefits of such related Indenture, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

                  (f) The Operative Agreements to which the Guarantor and/or the Company is, or is to be, a party, have each been duly authorized by the Guarantor or the Company, as the case may be, are or will be substantially in the form heretofore supplied to you and, when duly executed and delivered by the Guarantor or Company, as the case may be, will constitute valid and binding obligations of the Guarantor or Company, as the case may be, except (i) as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and (ii) in the case of each Lease and each Indenture, as the case may be, as limited by applicable laws which may affect the remedies provided in such Lease or such Indenture, as the case may be, which laws, however, do not make the remedies provided in such Lease inadequate for the practical realization of the rights and benefits provided thereby. On the Delivery Date, the related Leases and other Operative Agreements to which the Guarantor and/or the Company is, or is to be, a party will constitute the valid and binding obligations of the Guarantor and/or the Company, as the case may be, except (i) as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and (ii) in the case of each Lease and each Indenture, as limited by applicable laws which may affect the remedies provided in such Lease or such Indenture, as the case may be, which laws, however, do not make the remedies provided in such Lease inadequate for the practical realization of the rights and benefits provided thereby. The Certificates, the Equipment Notes, the Indentures, and the Leases and other Operative Agreements to which the Guarantor and/or the Company is, or is to be, a party will conform in all material respects to the descriptions thereof in the Final Memorandum.

                  (g) The execution and delivery by the Guarantor and/or the Company of this Agreement and the Operative Agreements to which the Guarantor and/or the Company is, or is to be, a party, the consummation by the Guarantor and the Company of the transactions contemplated in this Agreement and such Operative Agreements, and compliance by the Guarantor and the Company with the terms of this Agreement and such Operative Agreements will not contravene (i) the certificate of incorporation or by-laws of the Guarantor and/or the Company, as the case may be, (ii) any provision of applicable law or any agreement or other instrument binding upon the Guarantor or any of its subsidiaries or (iii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Guarantor or any subsidiary other than, in the case of clauses (ii) and (iii) above, such contraventions that would not individually or in the aggregate have a Material Adverse Effect, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the valid authorization, execution, delivery and performance by the Guarantor and/or the Company of this Agreement and the Operative Agreements to which the Guarantor and/or the Company is, or is to be, a party, or the consummation by the Guarantor or the Company of the transactions contemplated by this Agreement and such Operative Agreements, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Certificates and the Equipment Notes and except for filings or recordings with the Federal Aviation Administration (the "FAA") and under the Uniform Commercial Code as in effect in Utah and Virginia, which filings or recordings shall have been made, or duly presented for filing, on or prior to the date of issuance of the Equipment Notes for any Aircraft or the Delivery Date therefor, as may be applicable.

                  (h) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Guarantor and its subsidiaries, taken as a whole, from that set forth in the Preliminary Memorandum.

                  (i) There are no legal or governmental proceedings pending or threatened to which the Guarantor or any of its subsidiaries is a party or to which any of the properties of the Guarantor or any of its subsidiaries is subject other than proceedings accurately described in all material respects in each Memorandum and proceedings that would not have a Material Adverse effect, or on the power or ability of the Guarantor or the Company to perform its obligations under this Agreement or any of the Operative Agreement, to which it is, or is to be, a party, or to consummate the transactions contemplated by the Final Memorandum.

                  (j) Except as described in the Final Memorandum, neither the Guarantor nor the Company is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have a Material Adverse Effect.

                  (k) Except as disclosed in the Final Memorandum, the Guarantor and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects except where the failure to have such title would not have a Material Adverse Effect; and except as disclosed in the Final Memorandum, the Guarantor and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would have a Material Adverse Effect.

                  (l) Except as disclosed in the Final Memorandum, no labor dispute with the employees of the Guarantor or any of its subsidiaries exists or to the knowledge of the Guarantor or any of its subsidiaries is imminent that might have a Material Adverse Effect.

                  (m) Neither the Guarantor, the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") of the Guarantor or the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Certificates in a manner that would require the registration under the Securities Act of the Certificates or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Certificates (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (n) None of the Guarantor, the Company, its Affiliates or any person acting on its or their behalf (other than the Placement Agent) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Securities Act ("Regulation S")) with respect to the Certificates and the Guarantor, the Company and its Affiliates and any person acting on its or their behalf (other than the Placement Agent) have complied with the offering restrictions requirement of Regulation S.

                  (o)      The Guarantor is subject to Section 13 or 15(d) of the Securities  Exchange Act
of 1934, as amended (the "Exchange Act").

                  (p) The Certificates satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

                  (q) It is not necessary in connection with the offer, sale and delivery of the Certificates to the Placement Agent in the manner contemplated by this Agreement to register the Certificates under the Securities Act or to qualify any of the Indentures or Pass Through Trust Agreements under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (r) None of the Guarantor, the Company nor any of the Trusts is an "investment company", within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and none of the Trusts, after giving effect to the offering and sale of the Certificates and the application of the proceeds thereof as described in the Final Memorandum, will be an "investment company" as defined in the Investment Company Act.

                  (s) The accountants that examined and issued an auditors report with respect to the consolidated financial statements of the Guarantor and its consolidated subsidiaries included in the Final Memorandum are independent public accountants within the meaning of the Securities Act and the regulations thereunder.

                  (t) The consolidated financial statements included in the Final Memorandum present fairly the consolidated financial position of the Guarantor and its consolidated subsidiaries as of the dates indicated and the consolidated results of operations and cash flows or changes in financial position of the Guarantor and its consolidated subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included in the Final Memorandum present fairly the information required to be stated therein.

                  (u) The Guarantor and its subsidiaries (i) are in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

                  (v) To the best of the Guarantor's and the Company's knowledge, after due inquiry, no disposal, release or discharge of hazardous or toxic substances or wastes, pollutants or contaminants has occurred on, in, at or about any of the facilities of the Guarantor or its subsidiaries; no actions or claims based on any Environmental Law, which actions or claims reasonably would be likely, singly or in the aggregate, to have a Material Adverse Effect, are pending or, to the best of the Guarantor's and the Company's knowledge, threatened against the Guarantor or its subsidiaries.

                  (w) The Guarantor and its subsidiaries have complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                  (x) The Company is a "citizen of the United States" (as defined in Section 40102(a)(15) of Title 49 of the United States Code, as amended) and is an air carrier operating under a certificate of public convenience and necessity issued by the Secretary of Transportation pursuant to
Section 41102 of Title 49, United States Code. There is in force with respect to the Company an air carrier operating certificate issued by the Federal Aviation Administration pursuant to 14 C.F.R. Part 119. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Guarantor, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

                  (y) The Guarantor and its subsidiaries possess adequate certificates, authorities and permits issued by appropriate governmental agencies or bodies necessary to conduct, in all material respects, the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that reasonably would be likely to, individually or in the aggregate, have a Material Adverse Effect.

                  (z) No Appraiser is an affiliate of the Guarantor or the Company or, to the knowledge the Guarantor or of the Company, has a substantial interest, direct or indirect, in the Guarantor or the Company. To the knowledge of the Guarantor or the Company, none of the officers and directors of any of such appraisers are connected with the Guarantor or the Company or any of its affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  The representations and warranties contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date.

                  2. Offering. You have advised the Guarantor and the Company that the Placement Agent will make an offering of the Certificates purchased by the Placement Agent hereunder on the terms to be set forth in the Final Memorandum as soon as practicable after this Agreement is entered into as in your judgment is advisable.

                  3. Purchase and Delivery. The Guarantor and the Company hereby agree to cause the Trustee to sell to the Placement Agent, and the Placement Agent, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Trustee the principal amount of Certificates of each Pass Through Certificate Designation set forth in Schedule I hereto at a purchase price of 100% of the principal amount thereof.

                  Payment for the Certificates shall be made against delivery of the Certificates at a closing (the "Closing") to be held at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 10:00 A.M., local time, on September 25, 1997, or at such other time on the same or such other date, not later than September 30, 1997, as shall be designated in writing by you. The time and date of such payment are herein referred to as the Closing Date. Delivery of the Certificates shall be made to your account at The Depository Trust Company against payment by the Placement Agent of the purchase price thereof to or upon the order of the Trustee by wire transfer. The Certificates shall be in definitive or global form and registered in the name of Cede & Co. or in such other names, and in such denominations as you may request in writing at least one full business day in advance of the Closing Date in definitive or global form. The Company agrees to have the Certificates available for inspection, checking and packaging by you in New York, New York not later than 1:00 P.M. on the business day prior to the Closing Date.

                  As compensation to the Placement Agent for its commitment and obligations hereunder in respect of the Certificates, including its undertaking to distribute the Certificates, each Owner Trustee will pay to the Placement Agent an amount equal to that percentage of the aggregate principal amount of each Pass Through Certificate Designation (to the extent that such Designation relates to Equipment Notes to be issued by such Owner Trustee or the Company, respectively) purchased by it as set forth in Schedule I; provided that if any Owner Trustee fails to pay such amounts when due, the Company will pay such amounts. Such payment shall be made by Federal funds check or other immediately available funds.

                  4. Conditions to Closing. The obligations of the Placement Agent under this Agreement to purchase the Certificates will be subject to the following conditions:

                  (a)      Subsequent to the date of this Agreement and prior to the Closing Date,

                  (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Guarantor's or the Company's securities, including the Certificates, by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                  (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Guarantor and its subsidiaries, taken as a whole, from that set forth in the Preliminary Memorandum that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Certificates on the terms and in the manner contemplated in the Final Memorandum.

                  (b) You shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Guarantor and the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Guarantor and the Company contained in this Agreement are true and correct as of the Closing Date and that the Guarantor and the Company have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied on or before the Closing Date.

                  The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

                  (c) You shall have received on the Closing Date (i) opinions of Gibson, Dunn & Crutcher and Troutman Sanders LLP, independent counsel for the Guarantor and the Company, each dated the Closing Date, to the effect set forth in Exhibit A and B, respectively, (ii) opinion of General Counsel of the Guarantor and the Company, dated the Closing Date, to the effect set forth in Exhibit C and (iii) an opinion of Ober, Kaler, Grimes & Shriver, independent counsel for the Trustee, dated the Closing Date, to the effect set forth in Exhibit D.

                  (d) You shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Placement Agent, dated the Closing Date, in form and substance satisfactory to you.

                  (e) You shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from the Guarantor's and the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Final Memorandum.

                  (f) The Guarantor and the Company shall have furnished to you and to counsel for the Placement Agent, in form and substance satisfactory to you, such other documents, certificates and opinions as such counsel may reasonably request in order to pass upon the matters referred to in Section 3(d) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any covenant by the Guarantor or the Company theretofore to be performed, or the compliance with any of the conditions herein contained.

                  (g) Each of the Appraisers shall have furnished to the Placement Agent a letter from such Appraiser, addressed to the Guarantor and the Company and dated the Closing Date, confirming that such Appraiser and each of its directors and officers (i) is not an affiliate of the Guarantor, the Company or any of its affiliates, (ii) does not have any substantial interest, direct or indirect, in the Guarantor, the Company or any of its affiliates and (iii) is not connected with the Guarantor, the Company or any of its affiliates as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  (h) On the Closing Date, the Certificates shall be rated "A-" in the case of the Certificates of the Class A Trust, "BBB" in the case of the Certificates of the Class B Trust, "BB-" in the case of the Certificates of the Class C Trust and "BB-" in the case of the Certificates of the Class D Trust, by Standard & Poor's Ratings Service; and "A3" in the case of the Certificates of the Class A Trust, "Baa3" in the case of the Certificates of the Class B Trust, "Ba2" in the case of the Certificates of the Class C Trust and "B1" in the case of the Certificates of the Class D Trust by Moody's Investors Services, Inc.

                  5. Covenants of the Company. In further consideration of the agreements of the Placement Agent contained in this Agreement, the Guarantor and the Company covenant as follows:

                  (a) To furnish to you, without charge, during the period mentioned in paragraph (c) below, as many copies of the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request and to use its best efforts to deliver such copies to you by 12 noon (New York time) on the second business day following the execution of this Agreement.

                  (b) Before amending or supplementing either Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

                  (c) If, during such period after the date hereof and prior to the date on which all of the Certificates shall have been sold by the Placement Agent, any event shall occur or condition exist as a result of which it is necessary in your judgment to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when such Memorandum is delivered to a purchaser, not misleading, or if, with the opinion of counsel to the Placement Agent it is necessary to amend or supplement such Memorandum to comply with applicable law, forthwith to prepare and furnish, at their own expense, to the Placement Agent, either amendments or supplements to such Memorandum so that the statements in such Memorandum as so amended or supplemented will not, in the light of the circumstances when such Memorandum is delivered to a purchaser, be misleading or so that such Memorandum, as so amended or supplemented, will comply with applicable law.

                  (d) To endeavor to qualify the Certificates for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                  (e) To cause the Financing Agreements to be duly executed and delivered by each of the parties thereto on or before the Closing Date or such later date as may be agreed by the Guarantor, the Company and the Placement Agent (which later date shall in no case be later than October 2, 1997); the representations and warranties of the Guarantor and the Company contained in each of the Financing Agreements shall be true and correct as of the date of execution and delivery thereof (except to the extent that they relate solely to an earlier date in which case they shall be true and correct as of such earlier date) and the Placement Agent shall have received a certificate of a Vice President of each of the Guarantor and the Company, dated as of the Closing Date (or such later date, as the case may be), to such effect. The Company agrees to furnish to the Placement Agent, promptly after the Closing Date (or such later date, as the case may be) and the applicable Delivery Date as defined in the applicable Financing
         Agreement, a copy of each opinion required to be delivered under the applicable Financing Agreement addressed to the Placement Agent and of such other documents furnished in connection with the fulfillment of the conditions precedent therein as the Placement Agent or counsel for the Placement Agent may reasonably request.

                  (f) Whether or not any sale of such Certificates is consummated, to pay all expenses incident to the performance of their obligations under this Agreement, including: (i) the preparation of each Memorandum and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Certificates, (iii) the fees and disbursements of the Company's counsel and accountants and the Indenture Trustee, the Subordination Agent, the Trustees and their counsel, (iv) the qualification of such Certificates under securities or Blue Sky laws in accordance with the provisions of Section 5(d), including filing fees and the fees and disbursements of counsel for the Placement Agent in connection therewith and in connection with the preparation of any Blue Sky or legal investment memoranda, (v) the printing and delivery to the Placement Agent in quantities as hereinabove stated of copies of the Memorandum and any amendments or supplements thereto, (vi) any fees charged by rating agencies for the rating of such Certificates, (vii) all document production charges and expenses of counsel to the Placement Agent (but not including their fees for professional services) in connection with the preparation of this Agreement, (viii) the fees and expenses, if any, incurred in connection with the admission of such Certificates for trading in PORTAL or any other appropriate market system, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Certificates, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expense of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (x) all other costs and expenses incident to the performance of the obligations of the Guarantor and the Company hereunder for which provision is not otherwise made in this Section.

                  (g) Neither the Guarantor, the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Certificates in a manner which would require the registration under the Securities Act of such Certificates.

                  (h) Not to solicit any offer to buy or offer or sell the Certificates by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (i) While any of the Certificates remain outstanding, to make available, upon request, to any seller of such Certificates the information specified in Rule 144A(d)(4) under the Securities Act, unless the Guarantor is then subject to Section 13 or 15(d) of the Exchange Act.

                  (j) None of the Guarantor, the Company, their Affiliates or any person acting on its or their behalf (other than the Placement Agent) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Certificates, and the Company and their Affiliates and each person acting on its or their behalf (other than the Placement Agent) will comply with the offering restrictions of Regulation S.

                  (k) For a period of five years after the Closing Date, to make available to the Placement Agent copies of all annual reports, quarterly reports and current reports filed by the Guarantor with the Securities and Exchange Commission (the "Commission") on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the holders of Certificates or the Guarantor to its security holders generally; provided that at such time the Guarantor has securities registered under Section 12(b) or 12(g) of the Exchange Act.

                  (l) During the period of two years after the Closing Date, upon request, to furnish to the Placement Agent and any holder of Certificates a copy of the restrictions on transfer applicable to the Certificates.

                  (m) During the period of two years the Closing Date, not to, and not to permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Certificates that have been reacquired by any of them.

                  (n) During the period of two years after the Closing Date, not to be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, or a closed-end investment company required to be registered, but not registered, under the Investment Company Act.

                  (o) In connection with the offering, until the Placement Agent shall have notified the Guarantor and the Company of the completion of the resale of the Certificates, neither the Company nor any of its affiliates has bid for or purchased or will bid for or purchase, either alone or with one or more other persons, for any account in which it or any of its affiliates has a beneficial interest any Certificates; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Certificates.

                  (p) Between the date of this Agreement and the Closing Date, neither the Guarantor nor the Company will without your prior written consent offer, sell, or enter into any agreement to sell, any public debt securities registered under the Securities Act or any debt securities which may be resold in a transaction exempt from the registration requirements of the Securities Act in reliance on Rule 144A thereunder and which are marketed through the use of a disclosure document containing substantially the same information as a prospectus for similar debt securities registered under the Securities Act (other than the Certificates).

                  (q) If requested by you, to use their best efforts to permit the Certificates to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market; unless so requested by you, the Guarantor or the Company will not take any action to permit the Certificates to be designated PORTAL securities without your prior consent, which shall not be unreasonably withheld.

                  6. Offering of Certificates; Restrictions on Transfer. (a) The Placement Agent represents and warrants that it is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). The Placement Agent, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Certificates by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Certificates only from, and will offer such Certificates only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, (x) QIBs or
(y) other institutional accredited investors (as defined in Rule 501(a) (1), (2), (3) or (7) under the Securities Act) ("institutional accredited investors") that, prior to their purchase of the Certificates, deliver to the Placement Agent a letter containing the representations and agreements set forth in Appendix III to the Final Memorandum and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers", which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) that, in each case, in purchasing such Certificates are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Transfer Restrictions."

                  (b) The Placement Agent, represents, warrants, and agrees with respect to offers and sales outside the United States that:

                  (i) it understands that no action has been or will be taken in any jurisdiction by the Guarantor or the Company that would permit a public offering of the Certificates, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Certificates, in any country or jurisdiction where action for that purpose is required;

                  (ii) it will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Certificates or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense;

                  (iii) the Certificates have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act;

                  (iv) it has offered the Certificates and will offer and sell the Certificates (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Certificates and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Securities Act. Accordingly, neither the Placement Agent, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Certificates, and any the Placement Agent, its Affiliates and any such persons have complied and will comply with the offering restrictions requirements of Regulation S;

                  (v) it has not offered or sold and will not offer or sell any Certificates to persons in the United Kingdom prior to the expiring of the period six months from the issue date of the Certificates except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (the "Regulations"); (B) has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom; and
         (C) has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on;

                  (vi) it understands that the Certificates have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees that it will not offer or sell, any Certificates, directly or indirectly in Japan or to any resident of Japan except (A) pursuant to an exemption from the registration requirements of the Securities and Exchange Law of Japan and (B) in compliance with any other applicable requirements of Japanese law.

Terms used in this Section 6 have the meanings given to them by Regulation S.

                  7. Indemnification and Contribution. (a) The Guarantor and the Company, jointly and severally, agree to indemnify and hold harmless the Placement Agent, and each person, if any, who controls the Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, the Placement Agent, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Placement Agent or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Guarantor or the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Placement Agent furnished to the Guarantor or the Company in writing by the Placement Agent through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Memorandum shall not inure to the benefit of the Placement Agent or any person controlling the Placement Agent if a copy of the Final Memorandum (as then amended or supplemented if the Guarantor or the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Placement Agent to the person asserting any such losses, claims, damages or liabilities, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Certificates to such person, and if the Final Memorandum (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Guarantor or the Company with Section 5(a) hereof.

                  (b) The Placement Agent agrees to indemnify and hold harmless the Guarantor and the Company, each of their directors, their officers and each person, if any, who controls the Guarantor or the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Guarantor and the Company to the Placement Agent, but only with reference to information relating to the Placement Agent furnished to the Guarantor or the Company in writing by the Placement Agent through you expressly for use in either Memorandum or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated in the case of parties indemnified pursuant to paragraph (a) above and by the Guarantor or the Company in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Guarantor and the Company, on the one hand, and the Placement Agent, on the other hand, from the offering of such Certificates or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault the Guarantor and of the Company on the one hand and the Placement Agent on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Guarantor and the Company on the one hand and the Placement Agent on the other hand in connection with the offering of such Certificates shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Certificates (before deducting expenses) received by the Trusts and the total discounts and commissions received by the Placement Agent in respect thereof bear to the aggregate offering price of such Certificates. The relative fault of the Guarantor and the Company on the one hand and of the Placement Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Guarantor or the Company or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Guarantor, the Company and the Placement Agent agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph
(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Certificates resold by it in the initial placement of such Certificates were offered to investors exceeds the amount of any damages that the Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution provisions contained in this Section 7 and the representations and warranties of the Guarantor and the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agent or any person controlling the Placement Agent or by or on behalf of the Guarantor or the Company, its officers or directors or any person controlling the Guarantor or the Company and (iii) acceptance of and payment for any of the Certificates. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  8. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Certificates on the terms and in the manner contemplated in the Final Memorandum. If this Agreement is terminated by the Placement Agent in accordance with the provisions of this Section 8, the Guarantor and the Company shall reimburse the Placement Agent for all its reasonable out-of-pocket expenses, including the fees and disbursements of counsel for the Placement Agent.

                  9. All notices and other communications under this Agreement shall be in writing, and, if sent to the Placement Agent, shall be mailed, delivered or sent by facsimile transmission to:

         Morgan Stanley & Co. Incorporated
         1585 Broadway
         New York, New York 10036
         Attention:  Bruce Paone
         Facsimile number: (212) 761-0786

or, if sent to the Guarantor or the Company, will be mailed,  delivered or sent by facsimile  transmission to it at:

         Atlantic Coast Airlines
         515 A Shaw Road
         Dulles, VA  20166
         Attention:  General Counsel
         Facsimile number:  (703) 925-6294

with a copy to:

         Gibson, Dunn & Crutcher
         1050 Connecticut Ave., N.W.
         Washington, DC  20036
         Attention:  Ronald O. Mueller, Esq.
         Facsimile number:  (202) 530-9316

                  10.   This   Agreement   may  be  signed  in  any   number  of
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  If this Agreement shall be terminated by the Placement Agent because of any failure or refusal on the part of the Guarantor or the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Guarantor or the Company shall be unable to perform its obligations under this Agreement, the Guarantor and the Company will, jointly and severally, reimburse the Placement Agent for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Placement Agent in connection with this Agreement or the offering contemplated hereunder.

                  This   Agreement   shall  be  governed  by  and  construed  in
accordance with the internal laws of the State of New York.

                  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                  Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between us.


                                                                       Very truly yours,

                                                                       ATLANTIC COAST AIRLINES, INC.


                                                                       By



                                                                       ATLANTIC COAST AIRLINES


                                                                       By


Agreed, September 19, 1997

Morgan Stanley & Co.
    Incorporated


By

SS_NYL4/246328
SS_NYL4/246328




SS_NYL4/246328
                                   SCHEDULE I

SS_NYL4/246328



        Pass Through                              Aggregate                                                  Final
         Certificate                              Principal                     Interest                  Distribution
          Designation                              Amounts                        Rate                        Date

           1997-1A                             $57,714,000                        7.20%                    1/1/2014
           1997-1B                              24,734,000                        7.35                     1/1/2011
           1997-1C                              23,333,000                        8.75                     1/1/2007
           1997-1D                               5,805,000                        7.97                     1/1/2000
                                                 ---------

           Total:                             $111,586,000


         Fees payable to the Placement Agent:
         $1,180,766  (1.058 % of the aggregate  principal amount of the  Certificates;  includes  $125,000 advisory fee pursuant to Engagement Letter of September 9, 1997)

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